Supplement Dated February 26, 1996
            to the Current Statements of Additional Information
                   of the Following Delaware Group Funds


                   Delaware Group Delaware Fund, Inc.
                      Delaware Fund and Devon Fund

                     Delaware Group Trend Fund, Inc.

                    Delaware Group Decatur Fund, Inc.
            Decatur Income Fund and Decatur Total Return Fund

                    Delaware Group DelCap Fund, Inc.

                     Delaware Group Value Fund, Inc.

          Delaware Group Delchester High-Yield Bond Fund, Inc.

                  Delaware Group Government Fund, Inc.

           Delaware Group Limited-Term Government Funds, Inc.
                      Limited-Term Government Fund

                 DMC Tax-Free Income Trust-Pennsylvania

                   Delaware Group Tax-Free Fund, Inc.
                            Tax-Free USA Fund
                          Tax-Free Insured Fund
                     Tax-Free USA Intermediate Fund

            Delaware Group Global & International Funds, Inc.
                       International Equity Series
                           Global Bond Series
                          Global Assets Series


     The current Statement of Additional Information of the above named funds or series (each a "Fund") are supplemented as follows:

     During the period February 26, 1996 through May 15, 1996, all purchases of the Fund's Class A Shares with proceeds from the redemption or involuntary liquidation of shares (of any class) of the Lincoln Growth and Income Portfolio, the Lincoln Tax-Free Income Portfolio and the Lincoln Cashfund Portfolio may be made at net asset value, i.e. without the payment of a front-end sales charge.